Q2-2020 Earnings July 22, 2020

Forward Looking Statements This communication may be deemed to include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “projects,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from volatility in oil and gas prices, the material risks and uncertainties for the U.S. and world economies, and for our business, resulting from the COVID-19 pandemic, expectations regarding rates of default and credit losses, volatility in the mortgage industry, our business strategies, our expectations about future financial performance, future growth and earnings, the appropriateness of our allowance for credit losses and provision for credit losses, our ability to identify, employ and retain a successor chief executive officer, the impact of changing regulatory requirements and legislative changes on our business, increased competition, interest rate risk, new lines of business, new product or service offerings and new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. 2

Positioned for Growth

TCBI Overview

- Unique branch-lite, commercially-focused, organic growth model built over 20 years by hand-selecting top banking talent
- During a period ('16-'19) of favorable economic conditions and rising interest rates, we invested aggressively in efficiency focused technology, a best-in-class digital platform, and complimentary C&I offerings
- Successful completion of this multi-year infrastructure and capability build has positioned the bank for a period without necessary outsized investments and properly situated to harvest broad profitability gains
- Capitalizing on this foundation and focusing future expense on front-line talent will continue to deepen middle-market commercial bank relationships, diversifying both revenue and funding composition
- Counter-cyclical, volume-driven Mortgage Finance provides flexibility while generating strong risk-adjusted returns and fortifying already meaningful capital and liquidity levels
- With these advantages in place, Texas Capital stands ready to serve our clients and gain market share as we have in prior downturns

Financial Positioning

Capital



2007–2019 Annual Avg.
Q1 2020
Q2 2020
8.0%
9.3%
8.9%
9.5%
10.2%
9.8%
11.1%
12.0%
11.6%
Common Equity Tier 1
Tier 1 Capital
Total Capital

Liquidity



9%
28%
27%
Cash + Securities / Assets
117%
90%
85%
Loans HFI / Deposits

2Q-2020 Earnings Summary

- Net loss of $34.3 million ($0.73 per share) driven by significant one-time items ($0.99 per share) and provision for credit losses ($1.55 per share). Significant one-time items primarily relate to deliberate actions taken to improve future core earnings outlook
- Revenue [1] grew $12.5 million, or 4.7%, Y-o-Y demonstrating earnings resilience despite interest rate declines
- Continued strong capital levels well in excess of regulatory thresholds and a highly liquid balance sheet provide flexibility in current environment

Revenue [1]



$268M
$240M
$280M
Q2 2019
Q1 2020
Q2 2020

[1] Net interest income and non-interest income

TEXAS CAPITAL BANCSHARES, INC.
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Second Quarter Actions and Impact

Resetting the Cost Base



$387.8M
$39.4M
$17.8M
$19.2M
$9.1M
$302.3M
1H 2020 Reported NIE
Organizational changes
Merger expenses
MSR impairment
PPP related & other 1X expense
Normalized 1H 2020 NIE

- Decisions in late Q2-2020 signify an acceleration of actions started pre-MOE to narrow the strategic focus and realize efficiencies in the operating model. Reduction to annual non-interest expense of ~$30 million, with $11 million impacting 2H-2020 financials

Savings ($M)	2H 2020	Comments
Salaries	$10	Reduction in salaries and benefits expense immediately improves operating leverage while focusing future incremental spend on revenue production
Cap Ex	$1	$21MM write-off of certain software assets reduces capitalized expense. Opportunities for additional reductions in Q3-2020
Total Savings	$11	
2H2020 NIE Guidance	Low $290s	

- Additional non-FTE related G&A expense saves targeted for 2H-2020 and FY-2021
- MSR hedging program should limit volatility in dynamic rate environment

Credit Cycle Management

- Proactive problem identification and resolution
  - Charge-off of previously identified Energy and Leveraged Lending credits contributed to ~20% decline in NPAs [1]
- $ of total loans in sectors most severely impacted by COVID-19
  - CRE[2] – $0.4B Hospitality, $0.3B Retail
  - C&I[3] – $1.1B Energy, $0.5B Real Estate, $0.2B Accommodation & Food Service, $0.1B Retail Trade
- Additional build to the allowance for credit losses ("ACL") could be required in future quarters if impact of COVID-19 on the economy deviates from current economic forecast



2007–2019 Annual Avg.
Q1 2020
Q2 2020
0.93%
0.99%
1.04%
1.19%
1.43%
1.60%
1.08%
0.63%
0.49%
ACL on Loans / Loans HFI
ACL on Loans / Loans HFI excl MFLs
NPAs / Earning Assets

TEXAS CAPITAL BANCSHARES, INC.

[1] Q2-2020 NPAs include $40 million of Energy Loans that have been charged down to final resolution value and are pending close in Q3-2020
[2] Detailed on slide 12
[3] Includes Leveraged Lending, Energy, PPP Loans, and other Commercial Loans

4

Q2-2020 Financial Results

Loan Portfolio

Growth Outlook

- Average LHI (excluding MFLs) increased $416 million (3%) from Q1-2020, while ending LHI (excluding MFLs) decreasing $305 million (2%) from Q1-2020 due to the following factors:
  - Continuation of deliberate multi-quarter reductions in Energy and Leverage Lending; down 14% and 5%, respectively, from Q1-2020 and 33% and 40%, respectively, from YE 2018
  - Return to more normalized utilization rates in the low 50's down from the high 50's at the end of Q1-2020
- Participation in Cares Act – PPP, Deferrals, and Main Street Lending Program
  - Period end PPP loans totaled $717 million, with $16 million in deferred fees remaining to be recognized in interest income in future periods. Deferrals granted to borrowers with loans totaling $1.2 billion, of which $0.9 billion (75%) reside in sectors most severely impacted by COVID-19
- Average total MFLs of $9.1 billion for Q2-2020 were down $1.1 billion (11%) from Q1-2020, as an increase in average MFLs, excluding MCA LHS, resulting from continued demand was more than offset by a reduction in average MCA LHS from market economics favoring shorter loan hold times
- The Q-o-Q decline in LHI (excluding MFLs) yields (85bps) and mix shift contributed to the decline in NIM, as total loan spread increased slightly to 3.43% from 3.35% in the prior quarter. Liquidity build drove a Q-o-Q margin decline, but core earnings generation remains stable

Period-End Loan Composition [1]



$26.0B in balances
Business Assets 26%
Energy 4%
Highly Liquid Assets 1%
Unsecured 3%
Owner Occupied R/E 5%
Residential R/E Mkt. Risk 4%
Comml R/E Mkt. Risk 15%
Other Assets 6%
Total Mortgage Finance 36%

Average Loans & Total Loan Spread [2]



LHI (excl. MFLs)
Total MFLs 3
Total Loan Spread 2
$9.5B
$10.7B
$11.4B
$10.2B
$9.1B
$16.8B
$16.9B
$16.7B
$16.6B
$17.0B
3.61%
3.48%
3.38%
3.35%
3.43%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Total Loan Yield	5.09%	4.79%	4.45%	4.30%	3.86%

[1] Includes total LHI and LHS
[2] Total Loan Spread = Yield on total loans (HFI & HFS) – Total cost of deposits and other borrowings
[3] Total MFLs include LHI, mortgage finance, and MCA LHS

TEXAS CAPITAL BANCSHARES, INC.
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Deposits and Fundings

Highlights

- Ending deposits increased $3.1 billion as clients built on-balance sheet cash amidst economic uncertainty, keeping low-earning liquidity balances at historical highs
  - Continued focus on cost-effective deposit growth within verticals and core client relationships
  - Brokered deposit balances decreased modestly. Laddered maturities will allow for ongoing reduction in costs, even as balances expected to remain stable through the near-term
- Decrease in total funding costs of 47 bps resulting from full-quarter benefit of Fed moves
  - Immediate repricing down of $10.4 billion in indexed deposits helped offset yield declines to maintain spreads
  - Initiatives already directed at other interest-bearing deposits have achieved 59 bps in savings and more is expected

Funding Costs



1.40%
1.29%
1.25%
1.21%
1.03%
0.99%
0.92%
0.90%
0.45%
0.42%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Avg Cost of Deposits
Total Funding Costs

Period-End Deposits Balances



$23.0B
$7.7B
$2.1B
$13.2B
$27.4B
$10.3B
$2.1B
$15.0B
$26.5B
$9.4B
$2.3B
$14.7B
$27.1B
$9.4B
$2.7B
$15.0B
$30.2B
$10.8B
$2.3B
$17.0B
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Interest-bearing core
Interest-bearing brokered
DDAs

Upcoming Maturities



CD Maturity
FHLB Maturity
1.39%
$1.3B
1.43%
$0.8B
1.09%
$0.4B
1.22%
$0.2B
$0.7B
0.26%
$2.0B
0.61%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2020
Q1 2021
Funding
Rate

TEXAS CAPITAL BANCSHARES, INC.

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Q2-2020 Earnings Overview

Net Interest Income

Net Interest Income & Margin



$243.6M
$228.3M
$209.9M
3.41%
2.78%
2.30%
Q2 2019
Q1 2020
Q2 2020

Commentary

- A mix shift towards lower yielding assets weighed on NIM, but a decline in funding costs and stable Warehouse yields offset impacts
- Average liquidity assets increased ~70% Q-o-Q, coupling with the full impact of the Fed moves to further pressure NIM
- Meaningful decrease in funding costs. Opportunities to reduce concentrations as excess liquidity reduced
- Lower LHS interest income from shorter hold times more than offset by GOS in non-interest income

Net Interest Margin Detail (bps)



277.9
-39.1
-30.4
-21.2
-0.2
0.1
43.1
230.2
Q1 2020
Loans (net PPP)
Liquid Asset Balances
Liquid Asset Yields
PPP Loans Yields
Other
Funding Costs
Q2 2020

Credit Expense

Provision for Credit Losses



$27.0M
$96.0M
$100.0M
Q2 2019
Q1 2020
Q2 2020

Commentary

- Economic fundamentals and higher criticized loan levels driving Q2-2020 CECL provisioning higher ($1.55 per share)
- Energy and Leveraged charge-offs ($62.4 million and $8.1 million, respectively) on previously identified loans
- Increase in criticized loans predominantly in special mention
- Additional ACL build could be required in future quarters if impact of COVID-19 on the economy deviates from current economic forecast

Criticized Loans



$629.1M
$676.0M
$1,014.0M
2.54%
2.77%
3.97%
Q2 2019
Q1 2020
Q2 2020
Criticized Loans
Criticized Loans % Total LHI

TEXAS CAPITAL BANCSHARES, INC.
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Q2-2020 Earnings Overview

Non-interest income

Non-interest Income



$24.4M
$11.8M
$70.5M
Q2 2019
Q1 2020
Q2 2020

Commentary

- Market continues to exhibit favorable economics for LHS sales. Continue to optimize portfolio between GOS and interest income
- Seasonal increase in already high Warehouse volumes drove significant brokered loan fees ($2.7 million Q-o-Q)
- Focus on diversifying non-interest income streams continues with steady Q-o-Q results. 1H-2020 swap fees $2.6 million higher than in 1H-2019
- Despite price volatility, Wealth Management Fees in line with recent quarterly performance ($2.3 million)

Fee Income Details



$5.6M
$0.6M
$2.1M
$2.8M
$8.5M
$2.8M
$2.5M
$3.3M
$6.3M
$1.5M
$2.3M
$2.5M
Q2 2019
Q1 2020
Q2 2020
Swap Fees
Wealth Management Fees
Deposit Service Charges

Non-interest expense

Non-interest Expense



$141.7M
$165.4M
$222.4M
Q2 2019
Q1 2020
Q2 2020

Commentary

- As noted, Q2-2020 impacted by significant one-time items (e.g., headcount reduction costs, software write-offs, merger costs)
- Other expense categories remained at manageable levels, with Legal & Professional showing a decline of $6.1 million from Q1-2020
- Disciplined core expense management, with modest investments focused on front-line hires, will remain a key strategic priority

Salary and Employee Benefits



$76.9M
$76.7M
$100.3M
Q2 2019
Q1 2020
Q2 2020

TEXAS CAPITAL BANCSHARES, INC.
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LOB Detail

Loan Portfolio Detail – Mortgage Finance Commentary MWH + MCA Annualized Revenue  Q2-2020 average MFLs (excluding MCA LHS) increased 23% Y-o-Y as the Bank optimized business mix to take advantage of industry volumes and GOS opportunities in MCA $174M  When combined with MCA, annualized quarterly revenue increased +108.0% ~40% from Q2-2019. A favorable outlook suggests continued near- $84M term opportunity to provide substantial risk-adjusted returns acting +67.7% as a counter-cyclical hedge to the traditional LHI portfolio $50M  Mortgage Finance’s relationship-driven pricing approach allowed for +19.3% $321M +34.3% $269M yield resilience despite the full-quarter impact of the declining rate $200M environment. Modest contraction anticipated in 2H-2020  Proven track-record of adjusting risk profile based on market Q2 2018 Q2 2019 Q2 2020 liquidity; underlying portfolio quality remains the priority Mortgage Warehouse Mortgage Correspondent Aggregation Average Mortgage Warehouse Loans and Yields $9.0B 6.0% $8.0B 5.0% $7.0B 4.0% $6.0B 3.0% $5.0B 2.0% $4.0B 1.0% $3.0B 0.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Mortgage Warehouse Yield 10YR 1M LIBOR 11

Loan Portfolio Detail – CRE

Commentary

- Track record of proactive portfolio management evidenced by changes in growth rates thru-cycle and strong credit performance during periods of stress
- CRE managed as a line of business facilitating achievement of concentration objectives by product and geography. Underwriting focus on strong sponsors and developers with significant upfront cash equity
- Construction in most markets where projects are being financed is considered essential, and related construction continues to progress largely on schedule

Moderating Late Cycle Growth ❯ Thru-cycle Credit Performance



% Loan Growth *
TCBI
Peer Average 1
40%
35%
30%
25%
20%
15%
10%
5%
0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 2020



NCO Rate *
TCBI
Peer Average 1
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 2020

Property Types [2]	Statistics	Commentary	Criticized	Avg LTV
Multi Family	$2.1B Commit, $1.2B Bal 31% Total CRE	■ Portfolio focus on newly developed, generally Class A properties yielding benefits ■ Rent collection rates remain high; virtual leasing could slow project lease up	$14.7M	46%
Office	$0.8B Commit, $0.6B Bal 15% Total CRE	■ Office occupancies expected to soften as tenants revisit their space needs; initial borrower feedback remains positive for rent collection from anchor tenants	$0	57%
Industrial	$0.6B Commit, $0.4B Bal 10% Total CRE	■ Performance expected to remain consistent due to continued shift to e-commerce ■ Average loan-to-cost even lower than portfolio average of ~65%	$2.5M	47%
Senior Housing	$0.6B Commit, $0.4B Bal 9% Total CRE	■ Primarily construction which is deemed "essential" and progressing as planned ■ Occupancy / leasing slowing modestly as a result of COVID protocols in facilities	$27.9M	54%
Hospitality	$0.4B Commit, $0.4B Bal 9% Total CRE	■ Most impacted portfolio to-date; proactively addressing issues through downgrades ■ Loss exposure limited by low loan-to-values	$149.1M	53%
Self Storage	$0.4B Commit, $0.3B Bal 9% Total CRE	■ Strong performance during the Great Recession; anticipate similar results during this cycle	$0	65%
Retail	$0.3B Commit, $0.3B Bal 8% Total CRE	■ Smallest exposure; performance as expected with quality of anchor/essential tenants (i.e., large grocery stores) in most properties a risk mitigating factor	$14.0M	54%

* Source: S&P Market Intelligence as of Q1-2020. Based on regulatory definition of Total CRE Balances
[1] Peers include: ASB, BXS, BKU, BOKF, CBSH, CFR, FHN, FINN, FULT, HWC, IBKC, ISBC, SNV, UMBF, WBS, WTFC
[2] Other collateral types comprise ~10% of total outstanding balances

TEXAS CAPITAL BANCSHARES, INC.
12

Loan Portfolio Detail – Energy

Commentary

- Continued loan balance contraction driven by resolution of previously disclosed outsized problem credits resulting in a more granular portfolio with lower inherent loss potential
  - Total Y-o-Y loan balances down ~$500 million, or 30%, from $1.6 billion to $1.1 billion
  - Average loan sizes have also decreased, down from $17.5 million at Q1-2020 to $15.3 million at Q2-2020
- Portfolio composition remains focused on privately held or private equity backed E&P clients
- Energy Banking President now reporting directly to CEO

Portfolio Management

- ~70% of E&P production hedged in 2020, ~60% in 2021 [1]
  - This compares favorably to the 2015-2016 downturn
- Spring borrowing base redeterminations (~87% complete) resulted in 18% reduction in borrowing bases
- Modest increase to ACL but no change to expectations for thru-cycle credit performance
- At Q2-2020 total ACL assigned to energy loans was 9.2%, which is comparable to the total cumulative losses from 2014-2019
- $39.8 million of the $103.9 million in non-accrual energy loans relates to two loans that have been charged down to final resolution value and are pending close in Q3-2020

Period-End Portfolio Composition



$1.1B in balances
7.5%
0.5%
8.4%
83.6%
Total E&P
Total Midstream
Total Salt Water Disposal
Total Other

ACL Build



Criticized
Total ACL% [2]
$151M
3.1%
$136M
3.0%
$211M
4.3%
$248M
8.8%
$324M
9.2%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
NPAs % [2]	3.9%	4.1%	8.8%	11.4%	9.1%

[1] Hedge % calculated based on production volumes
[2] Ratios calculated as a % of total energy loans

TEXAS CAPITAL BANCSHARES, INC. 13

Loan Portfolio Detail – Leveraged Lending

Commentary

- Diversified portfolio with some exposure to industries believed to be most impacted by COVID-19; others may be affected depending on their varying degrees of either reliance on consumer spending or supply chain risks
- Due to requirements for sponsor-owned clients, this portfolio had less PPP participation than originally anticipated. Additional clarity should emerge in Q3-2020 on the potential impacts of Main Street Lending Program
- Includes $83 million of ABL loans which generally have good collateral coverage and are further governed by a borrowing base. Of the $82 million in outstanding loans to Mining, Quarrying, and Oil and Gas Extraction, $57 million benefit from the ABL structure

Portfolio Management

- Senior leverage typically in the 3.0x-4.0x range; leverage trends continue to be in line with previous quarters but proactively monitoring for signs of weakness
- Significant reductions in originations in the past 12 months, coupled with meaningful runoff, has reduced overall exposure by over 30%; as expected, this contraction has slowed modestly in the current environment, a trend which could continue until economic activity begins to normalize
- Allocated ACL is 6.2%; percentages can fluctuate as identified issues are resolved which may result in charge-offs
- Multi-period reduction in NPAs; no new inflows this quarter

Period-End Portfolio Composition

$0.7B in balances



Professional, Scientific, and Technical Services; 13.1%
Manufacturing; 16.9%
Wholesale Trade; 15.3%
Mining, Quarrying, and Oil and Gas Extraction; 11.2%
Real Estate and Rental and Leasing; 6.3%
All Other; 15.3%
Transportation and Warehousing; 7.0%
Finance and Insurance; 6.2%
Accommodation and Food Services; 8.7%

ACL Build



Criticized
Total ACL%[1]
$197M
$177M
$204M
$188M
$222M
6.3%
6.2%
8.1%
6.6%
6.2%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
NPAs %[1]	2.4%	2.8%	8.7%	6.4%	5.2%

[1] Ratios calculated as a % of total leveraged lending loans

TEXAS CAPITAL BANCSHARES, INC.

14

Conclusion

Summary & Outlook

Franchise Overview	■ Diverse, well-established lines of business balanced between differentiated national verticals and core market offerings reflective of the relationship banking approach synonymous with TCBI since inception ■ Organic growth model developed by hand selecting top talent fosters unique cultural alignment, innovation mindset, and client-centric focus. Bias towards action enables rapid transformation consistent with dynamic market ■ Branch-lite since formation, a limited physical footprint enables capital allocation for core treasury focus, scalable deposit verticals, and digital offerings - compatible with accelerating customer preferences ■ Best-in-class Mortgage Finance business provides balance sheet optionality, strong risk-adjusted returns, and natural hedge to asset-sensitive commercially-oriented model

Strategic Priorities	■ Leverage momentum from Q2-2020 actions to further position the company for Sustainably Higher Core Earnings
	  ■ Harvest productivity gains after period of outsized investment in technology, products, and process
	  ■ Continue to invest in and acquire top front-line talent; deliver on improved middle-market capabilities
	■ Effective Credit Cycle Management
	  ■ Continue forward-looking, proactive approach to Energy and Leveraged Lending
	  ■ Sustain legacy of peer credit outperformance in the remainder of the loan portfolio
	■ Realizing structural profitability improvements positions TCBI for expanded strategic optionality when economic uncertainty subsides

2H-2020 Outlook	■ Actions taken this quarter set the foundation for improvements in profitability beginning in the 2H-2020 and into 2021. Completed infrastructure and technology build-out limits potential for necessary future outsized investment ■ 2H-2020 Non-Interest Expense of low $290 millions, down from an adjusted $302 million in 1H-2020 ■ Commitment to proactive problem identification and resolution remains; however, absent significant economic deterioration, we believe we are adequately reserved for the losses inherent in our portfolio. Anticipate moderating provision expense in 2H-2020 ■ Elevated contribution from Mortgage Warehouse will persist against the backdrop of favorable market conditions ■ Improving earnings generation in excess of future credit needs should result in increased capital ratios. Liquidity position likely to remain elevated given deposit growth; multi-quarter remix of cash into securities will provide earnings benefit while retaining balance sheet flexibility

TEXAS CAPITAL BANCSHARES, INC.
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